Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environmental Liabilities (Schedule of Future Minimum Rental Payments for Operating Leases) (Details)
$ in Millions
Dec. 31, 2016 USD ($)
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
2017	$ 82
2018	67
2019	55
2020	52
2021	53
Thereafter	219
Total Future Rent Payments	528
Future Rental Income	(79)
Net Future Rental Payments	$ 449